UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022

GT Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40023	94-1620407
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8000 Marina Blvd., Suite 100
Brisbane, CA 94005

Phone: (800) 304-9888

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act (17 CFR 240. l 4a- l 2)

☐	Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	GTBP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The information regarding the Purchase Agreement (as defined below) set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 8.01 Other Events.

On December 30, 2022, GT Biopharma, Inc. (the “Company”) signed a purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Purchaser”) for the issuance and sale, in a registered direct offering (the “Offering”), of 3,600,000 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), pre-funded warrants to purchase up to 2,900,000 shares of the Company’s common stock (the “Pre-Funded Warrants”), and warrants to purchase up to an aggregate of 6,500,000 shares of the Company’s common stock (the “Common Warrants”). The Common Warrants have an exercise price equal to $1.00, will be exercisable commencing six months following issuance, and will have a term of exercise equal to five years following the initial exercise date. The Pre-Funded Warrants have an exercise price of $0.0001 per Share, are immediately exercisable and can be exercised at any time after their original issuance until such Pre-Funded Warrants are exercised in full. The Shares and Common Warrants were sold at an offering price of $1.00 per Share and accompanying Common Warrant and the Pre-Funded Warrants and Common Warrants were sold at an offering price of $0.9999 per Pre-Funded Warrant and accompanying Common Warrant.

The offering of the Shares, the Common Warrants, the Pre-Funded Warrants, the Shares that are issuable from time to time upon exercise of the Common Warrants and the Shares that are issuable from time to time upon exercise of the Pre-Funded Warrants (the “Offering”) was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-267870) (the “Form S-3”) initially filed with the Securities and Exchange Commission (the “Commission”) on October 13, 2022, and declared effective by the Commission on October 20, 2022.

H.C. Wainwright & Co., LLC (“Wainwright”) acted as the Company’s exclusive placement agent in connection with the Offering. In connection with the Offering, the Company agreed to pay Wainwright a cash fee equal to $390,000, $35,000 for legal fees and expenses and up to $15,950 for clearing expenses. In addition, the Company has agreed to grant placement agent warrants to Wainwright to purchase up to 390,000 shares of Common Stock (the “Placement Agent Warrants”). The terms of the Placement Agent Warrants are substantially the same as the terms of the Common Warrants, except the Placement Agent Warrants will have an exercise price of $1.25 per share and will expire five years from the commencement of sales of the Offering.

Wainwright did not purchase or sell any of the Shares, the Common Warrants or the Pre-Funded Warrants and was not required to arrange the purchase or sale of any specific number of securities or dollar amount. The gross proceeds to the Company from the Offering were $6.5 million, before deducting placement agent fees and other offering expenses. The Company anticipates using the net proceeds from the Offering for general corporate purposes.

2

Pursuant to the Purchase Agreement, the Company agreed for a period of 60 days following the closing of the Offering not to issue, enter into an agreement to issue or announce the issuance or proposed issuance of the shares or any other securities convertible into, or exercisable or exchangeable for, shares. Such restriction does not apply to, in addition to certain customary exceptions, certain securities issuances, the issuance by the Company of equity or debt securities pursuant to acquisitions or strategic transactions approved by a majority of the Company’s disinterested directors, where not for the purpose of raising capital, or certain other compensatory issuances. The Company has also agreed for a period of one year following the closing date of the Offering not to (i) issue or agree to issue equity or debt securities convertible into, or exercisable or exchangeable for, shares at a conversion price, exercise price or exchange price which floats with the trading price of the shares or which may be adjusted after issuance upon the occurrence of certain events or (ii) enter into any agreement, including an equity line of credit, whereby the Company may issue securities at a future-determined price, subject to certain exceptions.

The Purchase Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions.

The foregoing descriptions of the Common Warrants, the Pre-Funded Warrants, the Placement Agent Warrants and the Purchase Agreement are qualified in their entirety by reference to the full text of the forms thereof, which are attached as Exhibits 4.1, 4.2, 4.3 and 10.1 hereto and incorporated by reference herein. A copy of the legal opinion and consent of Baker & McKenzie LLP, New York counsel to the Company, relating to the validity of the issuance and sale of the Shares, the Pre-Funded Warrants and Common Warrants is attached as Exhibit 5.1 hereto. A copy of the press release announcing the Offering and the Company’s entry into the Purchase Agreement is attached as Exhibit 99.1 hereto.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties thereof. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the securities purchase agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company. Accordingly, the form of Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the transactions. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding our current beliefs, goals and expectations about matters such as our expected financial performance and condition, operating results, our business strategy and our financing plans. The forward-looking statements in this prospectus supplement are not based on historical facts, but rather reflect the current expectations of our management concerning future results and events. The forward-looking statements generally can be identified by the use of terms such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “guidance,” “estimate,” “potential,” “outlook,” “target,” “forecast,” “likely” or other similar words or phrases. Similarly, statements that describe our objectives, plans or goals are, or may be, forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be different from any future results, performance and achievements expressed or implied by these statements. We cannot guarantee that our forward-looking statements will turn out to be correct or that our beliefs and goals will not change. Our actual results could be very different from and worse than our expectations for various reasons. Important factors that could cause our actual results to differ materially from those indicated in the forward-looking statements include, among others: our ability to develop and advance our current product candidates and programs into, and successfully complete, clinical trials; our financial performance and our ability to effectively manage our anticipated growth; the period over which we estimate our existing cash and cash equivalents will be sufficient to fund our future operating expenses and capital expenditure requirements; the impact of laws and regulations; general economic conditions; the effects of the coronavirus on the ongoing disruption of supply chains, the global economy, on the global financial markets and on our business; the timing, scope and likelihood of regulatory filings and approvals; our ability to develop and advance our current product candidates and programs into, and successfully complete, clinical trials; our continued reliance on third parties to conduct additional clinical trials of our product candidates; our manufacturing, commercialization, and marketing capabilities and strategy; our intellectual property position, including the scope of protection we are able to establish and maintain for intellectual property rights covering product candidates we may develop, including the validity of intellectual property rights held by third parties, and our ability not to infringe, misappropriate or otherwise violate any third-party intellectual property rights; the rate and degree of market acceptance and clinical utility of our product candidates we may develop; our ability to hire additional qualified personnel and attract and retain key employees; and the result of any future financing efforts.

3

Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date hereof. Factors or events that could cause the Company’s actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for the Company to predict all of them. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Item 9.01 Exhibits

(d) Exhibits

4.1	Form of Common Warrant

4.2	Form of Pre-Funded Warrant

4.3	Form of Placement Agent Warrant

5.1	Opinion of Baker & McKenzie LLP

10.1	Form of Securities Purchase Agreement#

23.1	Consent of Baker & McKenzie LLP (contained in Exhibit 5.1)

99.1	Press release dated December 30, 2022

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

# The schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of the omitted schedules to the SEC on a supplemental basis upon its request.

* Portions of this exhibit (indicated by asterisks) have been omitted under rules of the SEC permitting the confidential treatment of select information.

4

SIGNATURE PAGE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT Biopharma, Inc.

Dated: January 3, 2023	By:	/s/ Manu Ohri
Manu Ohri
Chief Financial Officer

5